Third Quarter 2015 Conference Call October 21, 2015 E. Scott Santi, Chairman & CEO Michael M. Larsen, Senior Vice President & CFO Aaron H. Hoffman, Vice President, Investor Relations

Forward Looking Statements 2 Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future financial performance, operating performance, growth in free cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, end market economic conditions, and the Company’s related 2015 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2014 and Form 10-Q for the second quarter of 2015. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures are detailed in ITW’s press release for the third quarter of 2015, which is available at www.itw.com, together with this presentation.

Third Quarter 2015 Highlights Continued progress in year 3 of a 5 year plan to position ITW for solid growth with best-in-class margins and returns * See ITW’s Third quarter 2015 press release for the reconciliation from GAAP to non-GAAP measurements. • ITW delivers solid financial performance despite difficult conditions in key industrial end markets - Achieved $1.39 EPS, up 9% versus prior year; up 18% excluding $(0.12) of currency headwinds - Strong execution on Enterprise Initiatives contributed 110 basis points to record operating margin of 22.7%, an increase of 180 basis points - Record after-tax ROIC of 21.5%, up 140 basis points* - Strong free cash flow conversion of 126% • Substantial progress on ITW’s Enterprise Strategy and solidly on-track to deliver on 2017 goals - Portfolio management and internal actions are positioning ITW for future accelerated organic revenue growth - On-track for transition to focus on growth in 2016 and beyond - Continue to deliver excellent progress on operating margin and ROIC goals 3

$3.4B $3.7B Q3’14 Q3’15 Total Revenue $1.39 $1.28 EPS Operating Margin EPS +9% Q3 2015 Financial Summary Strong execution on Enterprise Initiatives drives solid performance 22.7% 20.9% +180 bps ROIC* 21.5% 20.1% +140 bps * See ITW’s Third quarter 2015 press release for the reconciliation from GAAP to non-GAAP measurements. Q3 2015 Actuals ● $1.39 EPS up 9%; +18% excluding $(0.12) of currency impact ● Record operating margin of 22.7% as Enterprise Initiatives contribute 110 basis points ● Organic revenue down (1.7)% due to more challenging end market conditions, PLS and tough year-over-year comparisons – Total revenue down (9)% primarily due to currency impact ● Record after-tax ROIC of 21.5%* ● Strong free cash flow and disciplined capital allocation – Year-to-date; ~$420 million internal investments for growth and productivity, 13.4% dividend increase, $2 billion share repurchase 4 Highlights

Q3 2015 Organic Revenue Growth Growth by Geography ● North America down (2)% – Construction +7%, Food Equipment +6%, Automotive OEM +5% – Test & Measurement/Electronics (14)% and Welding (8)% ● International down (2)% – EMEA down (1)% • Automotive OEM +12% offset by Polymers & Fluids (10)%, Welding (9)% and Test & Measurement/Electronics (5)% – Asia Pacific down (4)%; China down (8)% • Construction +5% offset by Welding (18)%, Test & Measurement/Electronics (16)% and Automotive OEM (6)% – South America down (4)%; Brazil down (7)% (2)% (1)% (4)% (2)% North America Inter- national Asia Pacific EMEA 5 Highlights Challenging end market conditions across major geographies *Ongoing product line simplification reduced organic growth by ~(1) percentage-point Organic revenue down (1.7)%*

Q3 2015 Enterprise Initiatives +110 bps Price/Cost +20 Volume (40) Other (primarily lower restructuring) +90 Margin Expansion +180 bps Operating Margin Q3‘15 22.7% Q3‘14 20.9% Key Drivers OM% V bps Automotive OEM 25.4% +200 bps T&M/Electronics 16.6% (210) Food Equipment 26.3% +320 Polymers & Fluids 19.0% (120) Welding 24.8% (140) Construction Products 23.1% +420 Specialty Products 24.0% +270 bps Q3 2015 Operating Margin Enterprise Initiatives drive record operating margin performance and sustainable margin tailwind 6

Operating Margin OM% V bps Automotive OEM 25.0% +150 bps T&M/Electronics 15.8% +30 Food Equipment 23.7% +320 Polymers & Fluids 20.0% +120 Welding 26.0% (10) Construction Products 19.9% +250 Specialty Products 23.4% +120 Total Company 21.6% +150 bps Year-to-Date Automotive OEM Organic +5% Total (3)% +200 bps $631 $612 Q3‘14 Q3‘15 Total Revenue 25.4% Operating Margin Q3 2015 Segment Results Highlights ● Organic revenue growth +5% due to customer-back innovation efforts and product penetration; worldwide auto builds flat ● Organic revenue growth vs. geographic auto builds: – Europe +12% vs. +5% – N.A. +5% vs. +5% – China (5)% vs. (5)% 23.4% ($’s in millions) Q3‘14 Q3‘15 7

Food Equipment Q3 2015 Segment Results Highlights ● Organic revenue down (11)% driven by difficult comparisons and weak demand for capital equipment ● Test & Measurement organic revenue down (11)% ● Electronics organic revenue down (11)% Highlights ● Organic revenue +3% as new product introductions were partially offset by difficult comparisons internationally ● North America +6% – Equipment +8%, Service +4% ● International flat on difficult equipment comparisons – Equipment (1)%, Service +1% Test & Measurement/Electronics $490 $586 18.7% 16.6% Organic (11)% Total (16)% (210) bps $551 $575 23.1% 26.3% Organic +3% Total (4)% +320 bps Total Revenue Operating Margin Q3‘14 Total Revenue Operating Margin Q3‘14 Q3‘14 Q3‘14 Q3‘15 Q3‘15 Q3‘15 8 ($’s in millions) Q3‘15

Highlights ● Organic revenue down (3)% due to market softness in Europe partially offset by new products ● Automotive Aftermarket +2% ● Polymers (8)% … offshore wind project declines ● Fluids (4)% Highlights ● Organic revenue down (10)% due to tough comparisons and sequential decline as end markets broadly deteriorate ● North America down (8)% ● International down (17)% due to declines in Europe and China $459 $396 24.8% 26.2% Organic (10)% Total (14)% (140) bps Welding Total Revenue Operating Margin Q3‘14 Q3‘14 Q3‘15 Q3‘15 Polymers & Fluids $490 20.2% 19.0% Organic (3)% Total (14)% (120) bps $423 Total Revenue Operating Margin Q3‘15 Q3‘15 Q3‘14 Q3‘14 Q3 2015 Segment Results 9 ($’s in millions)

Q3 2015 Segment Results

($'s in millions)

Construction Products


Organic +4%
Total (8)%
$445
$409
Q3'14
Q3'15

Total Revenue


+420 bps
18.9%
23.1%
Q3'14
Q3'15

Operating Margin

Highlights

- Organic revenue growth of 4% with substantial, sustainable margin improvement
- North America +7% due to renovation/remodel and commercial
- Asia Pacific +5% due to renovation and residential in Australia
- Europe (2)% due to PLS

Specialty Products


Organic flat
Total (7)%
$513
$479
Q3'14
Q3'15

Total Revenue


+270 bps
21.3%
24.0%
Q3'14
Q3'15

Operating Margin

Highlights

- Organic revenue flat as growth in consumer packaging (food and beverage) was offset by PLS
  - North America flat
  - International (1)%

10

2015 Financial Guidance ● Expect organic revenue to be down 1% to 2% at current demand levels ● Strong margin expansion tailwind as Enterprise Initiatives contribute ~100 bps to ~21% operating margin ● Free Cash Flow conversion > 100% Q4 2015 $3.5B Total Revenue $1.15 - $1.25 $1.18 EPS Q4’15F Q4’14 Organic (1)% to (2)% Total ~(7)% 2015 EPS $4.67 $14.5B 2014 2015F $5.05 - $5.15 Total Revenue Organic (1)% to flat Total ~(8)% 11 Strong execution on Enterprise Initiatives helps offset end market challenges and positions ITW for continued differentiated performance ● Expect organic revenue to be down 1% to flat ● Revised EPS guidance; +9% year-over-year at mid-point ● Record operating margin and ROIC ● Free Cash Flow conversion > 100% Operating Margin 19.9% 21%+ Operating Margin 19.6% ~21%

Q&A

Total Revenue Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Total ITW Organic 5.2% (11.3)% 3.1% (3.0)% (10.3)% 3.7% (0.1)% (1.7)% Divestitures (0.1) - - (1.5) (0.1) - - (0.2) Translation (8.1) (5.1) (7.3) (9.1) (3.3) (11.8) (6.4) (7.3) Total Revenue (3.0)% (16.4)% (4.2)% (13.6)% (13.7)% (8.1)% (6.5)% (9.2)% Change in Operating Margin Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Total ITW Operating Leverage 80 bps (350) bps 70 bps (80) bps (180) bps 100 bps (10) bps (40) bps Changes in Variable Margin & OH Costs 80 150 190 (50) (20) 80 160 160 Total Organic 160 bps (200) bps 260 bps (130) bps (200) bps 180 bps 150 bps 120 bps Restructuring/Other 40 (10) 60 10 60 240 120 60 Total Operating Margin Change 200 bps (210) bps 320 bps (120) bps (140) bps 420 bps 270 bps 180 bps Total Operating Margin %* 25.4% 16.6% 26.3% 19.0% 24.8% 23.1% 24.0% 22.7% * Includes unfavorable operating margin impact of amortization expense from acquisition-related intangible assets 10 bps 410 bps 80 bps 490 bps 70 bps 70 bps 170 bps 180 bps Appendix - Additional Segment Detail Q3 2015 vs. Q3 2014 Favorable / (Unfavorable) 13